             INCORPORATED UNDER THE LAWS OF THE STATE OF  DELAWARE

NUMBER                                                                    SHARES

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                         OFFICIAL PAYMENTS CORPORATION

                             TOTAL AUTHORIZED ISSUE

                     5,000,000 SHARES PAR VALUE $0.01 EACH

                                  COMMON STOCK


This is to Certify that                                        is the owner of
                        ______________________________________

________________________________________________________________________________

              fully paid and non-assessable shares of the above Corporation
_____________

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


_______________________      [CORPORATE     ____________________________________
CHIEF FINANCIAL OFFICER         SEAL]       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

_______________________                     ____________________________________
     CONTROLLER

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common              UNIF GIFT MIN ACT -- Custodian...............Custodian....................
TEN ENT  --as tenants by the entireties                                         (Cust)               (Minor)
JT TEN   --as joint tenants with right                            under Uniform Gifts to Minors Act....................
           of survivorship and not as                                                                     (State)
           tenants in common

                                             Additional abbreviations may also be used though not in the above list.

For value received ___________________ hereby sell, assign and transfer unto

For value received _______________ hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________ Attorney to transfer the said

Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________, 19___

In presence of _________________________________________________